Supplement to
Fidelity's California Municipal Funds
April 26, 2002
Prospectus

The following information replaces similar information found under the heading "Average Annual Returns" in the "Performance" section on page 7.

After-tax returns for the bond fund are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

The following information replaces similar information found in the paragraph under the heading "Selling Shares" on page 19.

Spartan California Municipal Income will deduct a 0.50% short-term trading fee from the redemption amount (or from your account if you have written a check) if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

The following information replaces the biographical information for Christine Thompson in the "Fund Management" section on page 25.

Douglas McGinley is manager of Spartan California Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. McGinley has worked as an analyst and manager.

CMS-02-01 June 6, 2002
1.479535.111